EVERGREEN UTILITIES AND HIGH INCOME FUND

200 Berkeley Street, Boston, Massachusetts 02116-5034

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 15, 2006

TO THE SHAREHOLDERS OF EVERGREEN UTILITIES AND HIGH INCOME FUND:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Evergreen Utilities and High Income Fund (the “Fund”) will be held on December 15, 2006 at 10:30 a.m. Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, for the following purposes:

1.         To elect three Trustees by the common and preferred shareholders of the Fund (voting together) to serve for the term indicated herein and to elect two Trustees by the preferred shareholders of the Fund (voting separately) to serve for the term indicated herein, and in each case, until each of their successors shall have been duly elected and qualified;

2.         To consider a Sub-Advisory Agreement with Crow Point Partners, LLC; and

3.         To transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on October 13, 2006 will be entitled to vote at the Meeting and any adjournments thereof as described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible.  Any shareholder attending the Meeting can vote in person even though a proxy card may have already been returned.  Instructions for the proper execution of the proxy card as well as instructions on how to vote by telephone and Internet are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND FOR THE SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC.

By Order of the Board of Trustees

MICHAEL H. KOONCE

Secretary

October 30, 2006

EVERGREEN UTILITIES AND HIGH INCOME FUND

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen Utilities and High Income Fund (the “Fund”) for use at the Annual Meeting of Shareholders (the “Meeting”) to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, on December 15, 2006 at 10:30 a.m. Eastern time.  The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement and the accompanying Notice of Annual Meeting and proxy card will be first sent to shareholders on or about October 30, 2006.

Proxy Solicitation and Other Meeting Information

All proxy cards which are properly executed and returned to the Fund will be voted as provided therein at the Meeting or at any adjournments thereof.  A holder of either common or preferred shares (the “Shareholder”) executing and returning a proxy card has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Fund at the address above or by submitting a subsequent, validly executed proxy card.  Signing and mailing the proxy card will not affect your right to execute a later proxy card or to attend the Meeting and vote your common shares or preferred shares (together, the “Shares”) in person.

The Board of Trustees intends to bring before the Meeting the matters set forth in the foregoing notice.  The persons named in the enclosed proxy card and acting thereunder will vote in accordance with the directions of the Shareholders as specified on the proxy cards; if no choice is specified, the Shares will be voted FOR the election of the nominees named in the enclosed proxy card and IN FAVOR of the Sub-Advisory Agreement with Crow Point Partners, LLC.  Shareholders holding either common shares or preferred shares of the Fund may vote on the election of Ms. Norris and Messrs. Salton and Wagoner.  Only shareholders holding preferred shares of the Fund may vote on the election of Messrs. Pettit and Richardson.  Shareholders holding any shares may vote on the Sub-Advisory Agreement with Crow Point Partners, LLC. If any other matters are properly presented at the Meeting for action, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with the views of management thereon.  Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted as present for quorum purposes.  The Fund’s Second Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.  With regard to the election of trustees, votes may be cast in favor or withheld. Abstentions, broker non-votes and votes that are withheld will be excluded entirely from the vote and will have no effect other than for quorum purposes. With regard to the sub-advisory agreement, abstentions and broker non-votes will have the effect of votes against the sub-advisory agreement.  With respect to matters on which common and preferred shareholders vote together as a single class, each preferred share shall be entitled to the same number of votes as each common share (one vote per dollar of the common share’s net asset value).  On matters as to which the preferred shareholders vote separately, each preferred shareholder is entitled to one vote per preferred share.   Any shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Trust at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Trust at the above address prior to the date of the Meeting.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The persons named as proxies will vote in favor of adjournment as to a proposal those proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the Shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the meeting.  Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.  In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the typical costs associated with an annual proxy statement.  Evergreen Investment Management Company, LLC (“EIMC”), the Fund’s investment advisor, will bear any expenses beyond such expenses.  Solicitation may be undertaken by mail, telephone, facsimile and personal contact.  The Fund has engaged The Altman Group to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $53,000.00.  The Annual Report of the Fund will be mailed, along with this proxy statement, to all Shareholders on or about October 30, 2006.

Voting Securities and Principal Holders Thereof

Holders of record of the Fund’s Shares at the close of business on October 13, 2006 will be entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement.  As of October 13, 2006, the Fund had outstanding 8,489,624 common shares and 3200 preferred shares.  Each holder of common shares will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share for each common share, as to any matter on which the common share is entitled to vote. With respect to matters on which common and preferred shareholders vote together as a single class, each preferred share shall be entitled to the same number of votes as each common share (one vote per dollar of the common share’s net asset value).  On matters as to which the preferred shareholders vote separately, each preferred shareholder is entitled to one vote per preferred share.

To the knowledge of the Fund, as of October 13, 2006, there was no beneficial owner of more than 5.00% of the common or preferred shares of the Fund.

As of October 13, 2006, the officers and Trustees of the Fund as a group beneficially owned in aggregate less than 1.00% of the common or preferred shares of the Fund and less than 1.00% of the outstanding securities of Wachovia Corporation (“Wachovia”), parent of EIMC.

I. ELECTION OF TRUSTEES (Proposal 1)

The Board has nominated five persons for election to the Fund’s Board of Trustees.  Each of the nominees currently serves on the Fund’s Board of Trustees.  Two of the nominees will be elected by a vote of the holders of the Fund’s preferred shares voting separately; the others will be elected by a vote of the common and preferred shareholders of the Fund voting together as a single class.  In accordance with the Fund’s Declaration, the Trustees have been divided into three classes (each a “Class”):  Class I, Class II and Class III.  The present Trustees in each Class serve until the annual meeting in the year indicated (except in the case of Ms. Norris, whose initial term expires at the 2006 meeting): Class I, 2007, Class II, 2008 and Class III, 2006 or, if later, until their respective successors are elected and qualified.  At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will be identified as being of that same Class and will generally be nominated for a three-year term.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees.  If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other person or persons as they believe will carry on the present policies of the Fund and as they deem to be qualified.  The Board of Trustees has no reason to believe that any of the five nominees will be unable to serve.

The Board of Trustees of the Fund proposes the following nominees for election at the 2006 Meeting:

Non-Interested Nominee Trustees	Class	Expiration of Term if Elected
Patricia B. Norris	Class I	2007 Annual Meeting
William W. Pettit (only preferred shares voting)	Class III	2009 Annual Meeting
David M. Richardson (only preferred shares voting)	Class III	2009 Annual Meeting
Dr. Russell A. Salton, III	Class III	2009 Annual Meeting

Interested Nominee Trustee	Class	Expiration of Term if Elected
Richard K. Wagoner	Class III	2009 Annual Meeting

As described above, there are five nominees for election to the Board of Trustees at this time.  Proxies cannot be voted for a greater number of persons than the five nominees currently proposed to serve on the Board of Trustees.

Nominee and Trustee Information

The following tables contain specific information about each Trustee and nominee Trustee for election to the Board of Trustees as of December 31, 2005, including: age, principal occupation(s) for the last five years, term of office, length of time served, any other directorships held outside the Fund and number of portfolios overseen by such Trustee and nominee Trustee.  The address for each Trustee and nominee Trustee is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Class I – Non-Interested Nominee Trustee to serve until 2007 Annual Meeting of Shareholders

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[8]	Other Directorships Held by Trustee
Patricia B. Norris[2] Age: 58	Trustee	Trustee since 2006	Former Partner, PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm)	93[9]	None

Class III – Non-Interested Nominee Trustees to serve until 2009 Annual Meeting of Shareholders:

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[8]	Other Directorships Held by Trustee
William Walt Pettit[5] Age: 50	Trustee	Trustee since 2003	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson[4,5] Age: 64	Trustee	Trustee since 2003	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III[3,4,6,7] Age: 58	Trustee	Trustee since 2003	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Class III – Interested Nominee Trustee to serve until 2009 Annual Meeting of Shareholders

Name and Age	Position Held with the Fund	Position Held with the Fund; Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[8]	Other Directorships Held by Trustee
Richard K. Wagoner, CFA[4,10] Age: 68	Trustee	Trustee since 2003	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Class II – Non-Interested Trustees to serve until 2008 Annual Meeting of Shareholders:

Name and Age	Position Held with the Fund	Position Held with the Fund; Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[8]	Other Directorships Held by Trustee
Charles A. Austin III[2,7] Age: 71	Trustee	Trustee since 2003	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Gerald M. McDonnell[4] Age: 66	Trustee	Trustee since 2003	Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima[4,7] Age: 66	Trustee	Trustee since 2003	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Class I – Non-Interested Trustees to serve until 2007 Annual Meeting of Shareholders

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[8]	Other Directorships Held by Trustee
Shirley L. Fulton Age: 53	Trustee	Trustee since 2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford[2,3,6,7] Age: 67	Trustee	Trustee since 2003	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr.[7] Age: 66	Trustee	Trustee since 2003	Partner, Stonington Partners, Inc. (private investment firm); Trustee, the Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	90	The Phoenix Group of Mutual Funds (consisting of 51 portfolios)
Michael S. Scofield[3,6,7] Age: 62	Chairman, Trustee	Trustee since 2003	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	90	None

(1)   Initially, all Trustees are elected to serve a one-, two-, or three- year term and thereafter to serve three-year terms.

(2)   Member of Audit Committee.

(3)   Member of Executive Committee (which also serves as the Nominating Committee).

(4)   Member of Performance Committee.

(5)   Preferred Shares Trustee.

(6)   Member of Qualified Legal Compliance Committee.

(7)   Member of 15(c) Committee

(8)   As of August 31, 2006, the Evergreen family of funds consisted of 10 open-end management investment companies with 88 separate funds or series organized as Delaware statutory trusts and 4 closed-end management investment companies organized as Delaware statutory trusts.

(9)   Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

(10)         Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to   EIMC, the Evergreen funds' investment advisor.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen family of funds overseen by the Trustees.

Non-Interested Trustees

Name of Trustee

Dollar Range of Equity Securities in the Fund as of August 31, 2006

Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in

Evergreen Family of Investment

Companies as of December 31, 2005

Charles A. Austin III[1]

$0

Over $100,000

Shirley L. Fulton[1]

$0

Over $100,000[4]

K. Dun Gifford

$0

Over $100,000[4]

Dr. Leroy Keith, Jr.

$1-$10,000

$10,001-$50,000

Gerald M. McDonnell[1]

$1-$10,000

Over $100,000

Patricia B. Norris[2,3]

$0

Over $100,000

William W. Pettit[1,2]

$0

Over $100,000

David M. Richardson[2]

$10,001 - $50,000

Over $100,000

Dr. Russell A. Salton, III[1,2]

$0

Over $100,000

Michael S. Scofield[1]

$0

Over $100,000

Richard J. Shima[1]

$10,001 - $50,000

Over $100,000

Interested Trustee

Name of Trustee

Dollar Range of Equity Securities in the Fund as of August 31, 2006

Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies as of December 31, 2005

Richard K. Wagoner[2]

$1-10,000

Over $100,000

In addition to the above amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

Nominee Trustee.

Ms. Norris became a member of the Board of Trustees as of July 1, 2006.   Information for Ms. Norris has been updated to reflect holdings as of September 19, 2006.

Information for Ms. Fulton and Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

Board Meetings and Committees

The Fund is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  During the fiscal year ended August 31, 2006, the Board of Trustees held 6 regular meetings.  Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committee meetings on which he or she served.

The Fund has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee, as defined herein. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Oversight Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Evergreen funds that relates to the Evergreen funds or that may have a material effect on the service provider’s ability to perform its services to the Evergreen funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider’s ability to perform its services to the Evergreen funds.  The Executive Committee met 26 times during fiscal year 2006.

The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board of Trustees.  The Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Nominating Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

      The Fund has a 15(c) Committee which consists of Charles A. Austin III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard Shima and the Chairman of the Committee, Michael S. Scofield.  The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

      The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Fund has an Audit Committee which consists of K. Dun Gifford, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee, as defined herein.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities.  Each member of the Audit Committee is “independent” as defined in the American Stock Exchange’s listing standards. The Audit Committee met 6 times during fiscal year 2006.

The Fund has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds.    The Performance Committee met 6 times during fiscal year 2006.

Nominating Committee Process

The Executive Committee also functions as the Nominating Committee.  The members of the Executive Committee are “independent” as defined in the American Stock Exchange’s listing standards.  The Executive Committee Charter details the Nominating Committee functions.  A copy of the Evergreen funds’ Executive Committee Charter is attached as Exhibit A.

On June 17, 2004, the Board of Trustees approved a policy pursuant to which the Board of Trustees may consider nominees for election as Trustees.  The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders.  The Evergreen funds’ Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

Communications with Board Members

On September 29, 2004, the Board of Trustees approved a policy for communications with Board members.  Any shareholder who wishes to send a communication to the Board of Trustees of an Evergreen fund should send the communications to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.  If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund’s Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

The Evergreen funds which are listed on the American Stock Exchange are required to hold an Annual Meeting of Shareholders.  On March 18, 2004, the Board of Trustees approved a policy for Trustee attendance at annual shareholder meetings that encourages Trustees’ attendance at each Annual Meeting of Shareholders in person or by video conference.

Mr. Charles A. Austin III attended the 2005 Annual Meeting of Shareholders.

Current Officers

The following table contains specific information about each principal executive officer of the Fund as of December 31, 2005, including: name, address and age, position held with the Fund, term of office and length of time served and principal occupation(s) during the past five years, including offices held with EIMC, Wachovia and their affiliated companies.

Name, Address and Age	Position Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupations(s) During Past Five Years
Dennis H. Ferro 401 S. Tyron Charlotte, NC 28288 Age: 60	President	Since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey L. Phillips 200 Berkeley Street Boston, MA 02116-5034 Age: 35	Treasurer	Since 2005	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116-5034 Age: 45	Secretary	Since 2003	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James F. Angelos 200 Berkeley Street Boston, MA 02116-5034 Age: 58	Chief Compliance Officer	Since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

(1)   The term of office for each principal executive officer is until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office.

Dennis H. Ferro oversees the operations of the Fund.  Michael H. Koonce is responsible for the Fund’s compliance with governing law.  Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the Fund’s portfolio managers on a continuous basis to ensure that accounting records are properly maintained.  James F. Angelos is responsible for reviewing Fund policies and procedures and monitoring the Fund’s compliance with them.

Other Remuneration and Affiliations of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. The Fund’s principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended August 31, 2006.  The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees.  For the fiscal year ended August 31, 2006, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:

Non-Interested Trustees

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees
Charles A. Austin III, Trustee[2]	$6,205	N/A	$203,500

Shirley L. Fulton, Trustee[2]	$6,131	N/A	$167,000

K. Dun Gifford, Trustee	$6,113	N/A	$186,500

Dr. Leroy Keith, Jr., Trustee	$6,137	N/A	$168,000

Gerald M. McDonnell, Trustee[2]	$6,133	N/A	$168,000

Patricia B. Norris, Trustee[3]	$1,000	N/A	N/A4

William W. Pettit, Trustee[2,3]	$6,131	N/A	$167,000

David M. Richardson, Trustee[3]	$6,133	N/A	$168,000

Dr. Russell A. Salton, III, Trustee[3]	$6,158	N/A	$191,500

Michael S. Scofield, Trustee	$6,372	N/A	$285,000

Richard J. Shima, Trustee[2]	$6,185	N/A	$186,500

Interested Trustee

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees
Richard K. Wagoner, Trustee[3]	$6,152	N/A	$168,000

(1)   The Fund does not currently provide pension or retirement plan benefits to the Trustees.

Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.  Of the total compensation from the Fund and other Evergreen funds reflected above payable to Messrs. Austin, McDonnell, Pettit, Shima and Ms. Fulton for the fiscal year ended August 31, 2006, the following amounts were deferred: $132,275, $50,400, $50,100, $93,250 and $41,750, respectively.

Nominee Trustee.

Ms. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Evergreen fund complex for the period indicated.

II. APPROVAL OF SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC (Proposal 2)

The Sub-Advisor and Evaluation by the Trustees

Mr. Tim O’Brien serves as the portfolio manager of the Fund’s assets allocated to utilities companies.  Mr. O’Brien recently informed EIMC that he has joined a new investment management firm, Crow Point Partners, LLC (“Crow Point”), and that he will resign his position at EIMC in the near future to focus his efforts at that firm.  Crow Point has agreed to serve as the sub-advisor to the portion of the Fund allocated by EIMC for investment in utilities companies, subject to shareholder approval, and Mr. O’Brien has agreed to remain an employee of EIMC and to manage the Fund’s assets allocated to utilities companies as an employee of EIMC until the Sub-Advisory Agreement (as defined below) has been presented to the shareholders of the Fund for approval.  EIMC believes, in light of the investment performance of the Fund under Mr. O’Brien, that implementation of these arrangements is desirable and in the best interests of the Fund and its shareholders.   In the event that shareholders do not approve the Sub-Advisory Agreement (as defined below), EIMC will replace Mr. O’Brien with another portfolio manager.

Crow Point is located at 10 The New Driftway, Scituate, MA 02066. Crow Point is wholly owned by M.D. Sass/Macquarie Financial Strategies, L.P., a joint venture among M.D. Sass Group (“M.D. Sass”), the Macquarie Group Timothy O’Brien and Peter J. DeCaprio.  M.D. Sass is a New York based money management firm with $8 billion in assets under management as of August 31, 2006.   M.D. Sass/Macquarie Financial Strategies, L.P. and M.D. Sass are both located at 1185 Avenue of the Americas, New York, NY 10036.  The Macquarie Group is a publicly traded Australian investment bank with $111 billion in AUM as of August 31, 2006 and is located at 20 Bond Street, Level 22, Sydney, Australia 2000.  Messrs. O’Brien and DeCaprio are Managing Directors of Crow Point.

Mr. O’Brien has been a portfolio manager with EIMC since 2002 and serves as a portfolio manager of the Fund.  Mr. O’Brien also manages the Evergreen Utility and Telecommunications Fund.  He was the lead portfolio manager for the Gabelli Utilities Fund from September 1999 until March 2002 and Eaton Vance Utilities Fund from January 1995 until March 1999.  Mr. O’Brien has been managing a portion of the Fund since 2004.

If the proposal is approved, Crow Point would be subject to the review and oversight of EIMC, which serves as investment advisor to the Fund pursuant to an investment advisory agreement dated March 18, 2004 (the “Advisory Agreement”). The Advisory Agreement was last approved by an action of the sole shareholder of the Fund on April 19, 2004.  Under the Advisory Agreement, and subject to the supervision of the Fund’s Board of Trustees, EIMC furnishes to the Fund investment advisory, management and administrative services, and office facilities in connection with its services for managing the investment and reinvestment of the Fund’s assets.  EIMC pays all expenses incurred by it in connection with the provision of services under the Advisory Agreement.

For the reasons and based on an analysis of factors described below and upon the recommendation of EIMC at a meeting held on September 20-21, 2006, the Trustees of the Fund, including those Trustees that are not “interested persons” (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) of the Fund, EIMC or Crow Point, unanimously approved the form of sub-advisory agreement with Crow Point and resolved to recommend that shareholders of the Fund approve the sub-advisory agreement with Crow Point.  The Executive Committee of the Fund, acting on behalf of the Trustees, approved a revised form of sub-advisory agreement with Crow Point at a telephonic meeting held on October 3, 2006.  The final form of sub-advisory agreement, attached hereto as Exhibit D (the “Sub-Advisory Agreement”) will be proposed for formal approval at a meeting of the full Board of Trustees, including the Independent Trustees, scheduled to be held on December 7 and 8, 2006, prior to implementation of the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, Crow Point would become responsible for day-to-day investment of the Fund’s portfolio assets allocated from time to time by EIMC to the investment strategy that focuses on investment in utility companies (the “Utility Portion”), subject to the supervision of EIMC and the Board of Trustees.  EIMC, and not the Fund, would pay Crow Point’s fees under the Sub-Advisory Agreement, and there would be no change in the advisory fees paid by the Fund to EIMC.

The Trustees noted that the purpose of the Sub-Advisory Agreement is to provide for the continuous management of the Fund by Mr. O’Brien.  The material factors considered and general conclusions reached by the Trustees in approving the form of Sub-Advisory Agreement are summarized as follows:

the Trustees considered the expected nature, extent and quality of services to be provided by Crow Point to the Fund, including the fact that the existing portfolio manager of the Fund is expected to continue managing the Fund under the Sub-Advisory Agreement and concluded that Crow Point’s services would benefit the Fund’s shareholders and that continuity of portfolio management would also be a benefit to the Fund’s shareholders;

the Trustees considered the investment performance of the Fund during the period since Mr. O’Brien became portfolio manager and concluded that it was superior to other funds in the Fund’s peer group;

the Trustees considered the fact that there would be no change in the advisory fees paid by the Fund compared to amounts paid under the Advisory Agreement and concluded that it would be beneficial to maintain the same portfolio manager without the Fund incurring any additional expenses;

the Trustees considered the investment advisory experience and reputation of the personnel of Crow Point, in particular that of Mr. O’Brien, and concluded that such experience and reputation would adequately serve the Fund’s portfolio management needs and that continuity of portfolio management would benefit the Fund; and

the Trustees considered the administrative support services available to Crow Point and concluded that such services were adequate to meet the Fund’s portfolio management needs.

In approving the Sub-Advisory Agreement, the Trustees did not consider profitability of Crow Point or the potential for the fund to achieve economies of scale through the fee structure because the Trustees determined that profitability and economies of scale were not relevant to its consideration of the Sub-Advisory Agreement since EIMC negotiated the sub-advisory fees with Crow Point, and EIMC will pay the sub-advisory fee to Crow Point out of its own advisory fees.  Based on these and other factors, the Trustees approved the form of Sub-Advisory Agreement.

Terms of the Sub-Advisory Agreement

The following description of the Sub-Advisory Agreement is qualified entirely by reference to the Sub-Advisory Agreement, the form of which is attached as Exhibit D to this Proxy Statement.  The Sub-Advisory Agreement provides that: (1) subject to the control and direction of the Board of Trustees of the Fund and the oversight of EIMC and the Board of Trustees, Crow Point is responsible for the day-to-day investment and reinvestment of the Utility Portion, (2) EIMC will pay Crow Point at an annual rate of 0.20% of the average daily total assets (defined as net assets of the Utility Portion plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) of the Utility Portion; (3) it may be terminated, without payment of any penalty, by Crow Point, by EIMC, by the Trustees, by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon, or by EIMC under certain other conditions; and (4) it will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.  If approved, the Sub-Advisory Agreement will have an initial term of two years, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the Independent Trustees.  The Sub-Advisory Agreement also provides that Crow Point is not liable to either the Fund or EIMC for any act or omission under the Sub-Advisory Agreement, but that Crow Point is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations.

Managing Directors and Principal Executive Officers and Directors of Crow Point

The following is a list of Crow Point’s and M.D. Sass’ managing directors and principal executive officers and directors.  Crow Point’s principal address is 10 The New Driftway, Scituate, MA 02066.

Name                           Principal Occupation(s)

Timothy O’ Brien          Managing Director of Crow Point; Portfolio Manager of the Fund

Peter J. DeCaprio         Managing Director of Crow Point

Martin D. Sass              Chairman and CEO of M.D. Sass

Hugh Lamle                  President of M.D. Sass

Steven Shenfeld            Senior Managing Director of M.D. Sass

Susan Hickey                Chief Compliance Officer of M.D. Sass

Bobby Liu                     General Counsel of M.D. Sass

Robert Francess                        Chief Financial Officer of M.D. Sass

Other Funds Managed by Crow Point

As a newly-organized investment advisor, Crow Point does not currently manage any other funds.  Shareholders of another Evergreen fund, Evergreen Utility and Telecommunications Fund, have also been asked to approve a sub-advisory agreement with Crow Point.

Crow Point expects to manage other investment vehicles in the future, including some, like Evergreen Utility and Telecommunications Fund, that may have investment objectives and strategies similar to the Fund's.  The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that the Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment adviser’s compensation may create an incentive for the portfolio manager or investment adviser to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, EIMC and Crow Point have policies and procedures that attempt to address the various potential conflicts of interest described above.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Fund’s Trustees, principal executive officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund’s securities with the Securities and Exchange Commission (the “SEC”).  Copies of the required filings must also be furnished to the Fund.  For the prior fiscal year, the Fund believes that all reports required to be filed by the Fund’s officers and Trustees were filed on a timely basis except that a Form 3, Initial Statement of Beneficial Ownership of Securities Form, was not filed timely by Kasey Phillips (the Fund’s Treasurer) and Richard Cryan and Timothy O’Brien, two of the Fund’s portfolio managers.   Additionally, a Form 4, Statement of Changes in Beneficial Ownership, was not filed timely for Richard Shima, one of the Fund’s Trustees.

Forms 3, 4, and 5 for the officers and Trustees may be accessed through Evergreen Investments’ Web site at www.EvergreenInvestments.com.

The Fund’s Service Providers

Investment Advisor.  EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as the Fund’s investment advisor.  EIMC has been managing mutual funds and private accounts since 1932.  For the fiscal year ended August 31, 2006, the Fund paid $1,798,561 (0.87% of average daily net assets, or 0.60% of average daily total assets, which are generally the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) to EIMC in advisory fees.  The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Advisory Agreement between the Fund and EIMC provides that: (1) subject to the supervision of the Board of Trustees of the Trust, EIMC is responsible for managing the investment and reinvestment of the Fund’s portfolio assets and that EIMC may enter into an agreement to retain a firm to provide the Fund with such services, (2) the Trust will pay EIMC a fee at an annual rate of 0.60% of its total assets (defined as net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets); (3) it may be terminated, without payment of any penalty, by EIMC, by the Trustees, and by a majority vote of the outstanding voting securities of the Fund upon 60 days prior written notice; and (4) it will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.  The Advisory Agreement may be renewed on an annual basis by a vote of the Trustees, including a majority of the Independent Trustees.  The Advisory Agreement also provides that EIMC is not liable to the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, but that EIMC is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or from reckless disregard by it of its obligations and duties under the agreement.

Administrator.  Administrative services are provided by Evergreen Investment Services, Inc. (“EIS”), an affiliated company of EIMC.  EIS is located at 200 Berkeley Street, Boston, MA 02116-5034.  For the fiscal year ended August 31, 2006, the Fund paid $149,880 (0.05% of average daily total assets, which are generally the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) to EIS in service fees.

      Affiliated Broker-Dealer.  Wachovia Securities LLC (“Wachovia Securities”) is an affiliated broker-dealer of the Fund.  For the fiscal year ended August 31, 2006, the Fund paid $78,918 in brokerage commissions to Wachovia Securities, which represents 9.2% of the total brokerage commissions paid by the Fund.

Transfer Agent.  Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC, is the Fund’s transfer agent.  ESC is located at P.O. Box 8400, Boston, MA 02266. For the fiscal year ended August 31, 2006, the Fund paid $104,506 in transfer agency fees.

Independent Registered Public Accounting Firm.  KPMG LLP (“KPMG”), 99 High Street, Boston, MA 02110, has been approved by the Trustees of the Fund to serve as the independent registered public accounting firm of the Fund for the current fiscal year ending August 31, 2007.

The Audit Committee of the Board of Trustees unanimously recommended the selection of KPMG, and the Trustees unanimously approved such selection, at a meeting held on September 20-21, 2006.

The Fund’s Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund’s independent registered public accounting firm as well as the fee levels or budgeted amounts for those services.  The Fund’s policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund’s independent registered public accounting firm.  In addition, the Fund’s Chief Compliance Officer is required to monitor the performance of all services provided by the Fund’s independent registered public accounting firm in order to determine whether those services are in compliance with the Fund’s pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis.  The Fund’s pre-approval policies and procedures do not delegate any of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 for pre-approving services performed by the Fund’s independent registered public accounting firm to the Fund’s management.

A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.  It is not expected that such representative will be present in person at the Meeting.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund’s annual financial statements for the fiscal years ended August 31, 2006 and 2005, respectively, and for fees billed for other services rendered by KPMG to the Fund.  There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

                                                                  2006                 2005

Audit fees                                                $73,425          $35,250

Audit-related fees                                                 $0                  $0

Tax fees                                                  $0                  $0

Non-audit fees1                                                     $930,575        $745,575

All other fees                                           $0                  $0

Non-audit fees consist of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund’s independent registered public accounting firm, whether any services performed by KPMG for the Fund and its investment advisor and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund’s independent registered public accounting firm.

On October 18, 2006, the Audit Committee reviewed and discussed with management the Fund’s audited financial statements for the fiscal year ended August 31, 2006.  The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees.  The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and has discussed with KPMG its independence.  Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to shareholders for the last fiscal year for filing with the SEC.

The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit C (the “Charter”).  The Audit Committee reviews the Charter at least annually and may recommend changes to the Board.  Each member of the Audit Committee is independent as independence is defined in the listing standards of the American Stock Exchange.

If the Proposals are approved, it is expected that the Fund’s service providers will continue to perform services similar to those performed during the prior fiscal year, except with respect to the advisory services that would be performed by Crow Point pursuant to the sub-advisory agreement.

Other Business

As of the date of this Proxy Statement, the Fund’s officers and the investment advisor are not aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders.  If any other business properly comes before the Meeting, or any adjournment thereof, the persons named as proxies will vote in accordance with the views of management of the Fund.

Required Votefor Proposal 1

If a quorum is met, the affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1).  With respect to the election of Ms. Norris and Messrs. Salton and Wagoner, the three nominees that receive the most affirmative votes cast at the Meeting by shareholders holding common shares or preferred shares voting together as a single class will be elected as trustees.  With respect to the election of Messrs. Pettit and Richardson, the two nominees that receive the most affirmative votes cast at the Meeting by shareholders holding preferred shares will be elected as trustees.

Required Vote for Proposal 2

Approval of the Sub-Advisory Agreement with Crow Point (Proposal 2) requires the affirmative vote of a majority of the outstanding voting securities of the Fund (preferred and common shareholders voting together) which is defined in the 1940 Act as the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting; or (b) more than 50% of the outstanding Shares of the Fund.

Notice

A certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware and recites to the effect that the same was executed or made by or on behalf of the Fund or by them as Trustees, or Trustee or as officers or officer, and not individually, and that the obligations of any instrument made or issued by the Trustees or by any officer or officers of the Trust are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the Fund.

SHAREHOLDER PROPOSALS

Currently, the Fund holds an annual meeting of shareholders for the purpose of electing Trustees.  Any Shareholder desiring to present a proposal for consideration at the 2007 annual meeting of Shareholders of the Fund should submit such proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Utilities and High Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 so that it is received by the Fund no later than August 1, 2007.  According to the Fund’s By-Laws, in order to be timely, a Shareholder’s notice of a proposal must be delivered no earlier than July 1, 2007.  Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2007 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND IN FAVOR OF THE SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC.

Michael H. Koonce, Secretary

October 30, 2006

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.         Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.         Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.         All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration                                                                Valid Signature

Corporate Accounts

(1)        ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .   ABC Corp.

(2)        ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .   John Doe, Treasurer

(3)        ABC Corp.

c/o John Doe, Treasurer . . . . . . . . . . . . . . . .    John Doe

(4)        ABC Corp. Profit Sharing Plan . . . . . . . . . .      John Doe, Trustee

Trust Accounts

(1)        ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . .    Jane B. Doe, Trustee

(2)        Jane B. Doe, Trustee

u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .    Jane B. Doe

Custodial or Estate Accounts

(1)        John B. Smith, Cust.

f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .      John B. Smith

(2)        Estate of John B. Smith . . . . . . . . . . . . . . . .     John B. Smith, Jr., Executor

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.         Read the proxy statement and have your proxy card at hand.

2.         Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1.         Read the proxy statement and have your proxy card at hand.

2.         Go to the Web site indicated on your proxy card and follow the voting instructions.

Voting by telephone or Internet is generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone or Internet.  If you have any questions about voting, please call The Altman Group, our proxy solicitor, at 800.821.8781 (toll free) between 10:00 a.m. and 10:00 p.m. Eastern time.

EXHIBIT A

EVERGREEN FUNDS
EXECUTIVE COMMITTEE CHARTER

1)         The Executive Committee shall be composed entirely of independent Trustees.

2)         The purposes of the Executive Committee are:

a)         To formulate policies and procedures governing the Board’s structure and operation;

b)         To act as liaison between Evergreen (Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC) and the full Board of Trustees;

c)         To act on behalf of the Board between regular Board meetings;

d)         To act as the Qualified Legal Compliance Committee of the Board of Trustees;

e)         To act as the Nominating Committee of the Board of Trustees;

f)          To act as the 15(c) Committee of the Board of Trustees, along with the Chairs of the 12b-1, Audit and Performance Committees;

g)         To review and resolve conflicts of interest between the Evergreen Funds and the Funds’ investment adviser or its affiliates; and

h)         Overseeing generally the status of any litigation commenced by or against the Evergreen Funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of the Funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds (all of the foregoing referred to herein as “Legal Proceedings”).

3)         To carry out its purposes, the Executive Committee shall have the following duties and, without limitation, the following powers:

a)         To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes;

b)         To select and to recommend to the full Board persons to fill vacancies on the Board;

c)         To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board;

d)         To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees;

e)         To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate;

f)          To request from the Evergreen Funds’ investment adviser and its affiliates information it believes is necessary to the full Board of Trustees’ determination of whether or not to enter into or renew contracts;

g)         To submit Trustees’ inquiries to the Evergreen Funds’ investment adviser and its affiliates in connection with contract approvals;

h)         In connection with its oversight of the status of any Legal Proceedings (i) meet with internal Evergreen Investment Management Company, LLC (“EIMC”) counsel, and external counsel, if any, responsible for any Legal Proceedings as and to the extent the Committee believes appropriate in connection with its oversight responsibilities; (ii) generally oversee the filing by service providers of class action settlement documentation on behalf of the Funds and reporting from time to time to the full Board of Trustees with respect thereto; (iii) report to the full Board of Trustees periodically as to the status of any Legal Proceedings reviewed by the Committee;

i)          To request information it considers necessary or appropriate to its determination of whether a potential or actual conflict of interest exists between the Evergreen Funds and the Funds’ investment adviser or its affiliates and if the Executive Committee determines a potential or actual conflict of interest exists: (i) to recommend to the Evergreen Funds’ investment adviser or its affiliates an appropriate resolution to the conflict of interest and (ii) to inform the full Board of Trustees of the conflict of interest, the course of action the Executive Committee recommended to resolve the conflict of interest, and whether the Executive Committee’s recommendation was implemented.

4)         The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5)         The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities.

6)         The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Last Approved:            September 21, 2006

Last Revised:                August 22, 2006

EXHIBIT B

EVERGREEN TRUSTS

Policy for the Consideration of Trustee Nominees

            The following Policy for the Consideration of Trustee Nominees (the “Policy”) shall be followed by the Executive Committee (the “Committee”) of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1.         With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (“Disinterested Trustees”), nominees shall be independent of the Fund’s investment adviser and other principal service providers.  The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2.         Disinterested Trustee nominees must qualify for service on the Fund’s Audit Committee under the rules of the American Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

3.         With respect to all Trustees, nominees must qualify under all applicable laws and regulations.

4.         The proposed nominee may not be within five years of the Fund’s retirement age for        Trustees unless he or she is nominated for re-election.

5.         The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1.         With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2.         The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3.         The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee’s compatibility with the current Trustees.

4.         The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1.         The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.

2.         The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3.         Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1.         When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including           those received from shareholders.

2.         The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above.  Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3.         Those nominees selected by the Committee shall be recommended to the Boards of Trustees.

Last Approved:             June 17, 2004

Last Revised:                June 17, 2004

EXHIBIT C

EVERGREEN INCOME ADVANTAGE FUND

EVERGREEN MANAGED INCOME FUND

EVERGREEN UTILITIES AND HIGH INCOME FUND

AUDIT COMMITTEE CHARTER

1)         The Audit Committee (the “Committee”) of Evergreen Income Advantage Fund, Evergreen Managed Income Fund and Evergreen Utilities and High Income Fund (the “Funds”) shall be composed entirely of independent Trustees who, in the view of the Board of Trustees of the Funds (the “Board”), are free of any relationship that would interfere with the exercise of independent judgment.  The independent Trustees (i) are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds or an affiliate of the Funds, other than in the capacity as a member of the Board and any Board committee, and (ii) cannot be an “interested person” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940.

2)         The Board will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

3)         The purposes of the Committee are:

a)         To review the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

b)         To review the quality and objectivity of the Funds’ financial statements and the independent audits thereof;

c)         To serve as the Pricing Committee for the Funds and, in such capacity, to review issues and activities related to the valuation of the securities of the Funds; and

d)         To act as liaison between the Funds’ independent auditors and the Board.

The function of the Committee is to review; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit.

In addition, the Committee shall be responsible for reviewing periodic reports from management and the Evergreen Valuation Committee as to the implementation of the various procedures relating to the valuation of the Funds portfolio securities.

4)         To carry out its purposes, the Committee shall have the following duties and powers:

a)   To be directly responsible for the appointment, retention, compensation, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Funds, and each such registered public accounting firm must report directly to the Committee;

b)   To recommend to the independent Trustees the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Funds’ investment advisers or affiliated persons of the investment advisers, and to receive the auditors’ formal written statement delineating specific representations as to the auditors’ independence and all relationships between the auditors and the Funds’ investment advisers and any affiliated persons of the investment advisers, consistent with Independence Standards Board Standard 1. The Committee shall have responsibility for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking or recommending that the Board take appropriate action to oversee the independence of the auditors;

c)   To instruct the auditors of the auditors’ ultimate responsibility to the Board and the Committee, as representatives of shareholders, and the Board’s and Committee’s ultimate authority to select, evaluate, and, where appropriate, replace the auditors and to nominate the auditors for shareholder approval in any proxy statement;

d)   To pre-approve all audit and non-audit services, except those within any applicable legal exception, provided to the Funds by their auditors or to establish pre-approval policies and procedures (which may include the establishment of a pre-approval sub-committee consisting of one or more independent Committee members who serve on the Board), to pre-approve non-audit services provided to the Funds’ service providers and their affiliates, to the extent required by applicable law or as the Committee may in its discretion consider appropriate, to review in advance the related estimate of fees, and to recommend pre-approved audit and non-audit services and fee estimates for the Board’s approval;

e)   To meet with the Funds’ independent auditors, including private meetings, as necessary  (i) to review the arrangements for and scope of the annual audits and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto;  (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; (v) to receive reports from time to time about the nature of conversations, if any, between the auditors of Wachovia and its affiliates and the auditors of the Funds, and (vi) to discuss the results of the auditors’ peer review, if any;

f)    To receive at least annually a report from the auditors within 90 days prior to the filing of the auditor’s report (or receive an updated report within such 90 day period, if the auditor’s annual report is presented to the Committee more than 90 days prior to the filing of the auditor’s report) which includes the following:  (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds’ complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

g)   To consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

h)   To review and discuss with management, including any officers certifying the Funds’ Form N-CSR, the Funds’ audited financial statements and to review any officer’s certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Funds; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

i)    To discuss all disclosures made by the Funds’ officers certifying the Funds’ Form N-CSR to the Committee, based on such officers’ most recent evaluation, as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds’ ability to record, process, summarize and report financial data, (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Funds’ internal controls, and (iii) any significant change in internal controls or other factors that could significantly affect internal controls, in each case, as reported to the Committee;

j)    To investigate improprieties or suspected improprieties in the Funds’ operations;

k)   To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by officers of the Funds or by employees of the Funds’ investment advisers or other service providers, of concerns regarding questionable accounting or auditing matters;

l)    To recommend the selection, retention or termination of pricing services to the Board;

m)  To periodically review the Funds’ Daily Portfolio Pricing Procedure, and to recommend any proposed changes to that Procedure to the Board when the Committee deems it necessary or appropriate;

n)   To receive and review reports from the Chairman of the Evergreen Valuation Committee certifying as to compliance with the Funds’ Daily Portfolio Pricing Procedure;

o)   To review with the Chief Compliance Officer compliance with the Funds’ Daily Portfolio Pricing Procedure;

p)   To review errors in net asset value (NAV) calculations;

q)   To consider any communications received from the Evergreen Valuation Committee regarding any unusual fair value situations that may arise; and

r)    To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5)         The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

6)         The Committee shall meet with internal auditors to review their audit plan and the result of completed audits.

7)         The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

8)         The Committee shall have the resources and authority appropriate to discharge its responsibilities.

9)         The Committee shall review this Charter at least annually and recommend any changes to the Board.

Last Approved:             September 21, 2006

Last Revised:                August 30, 2006

EXHIBIT D

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made as of the ____ day of _____, 200__, by and among Evergreen Investment Management Company, LLC (the “Adviser”), Evergreen Utilities and High Income Fund (the “Fund”), a Delaware statutory trust, and Crow Point Partners, LLC (the “Sub-adviser”).

WHEREAS, the Adviser serves as investment adviser to the Fund, which has filed a registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended; and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund with respect to that portion of the Fund’s assets allocated from time to time by the Adviser to the investment strategy that focuses on investment in utility companies (the “Utility Portion”); and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering investment advisory services to investment companies and other clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.  Employment of the Sub-adviser.  The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund’s Utility Portion, subject to the control and direction of the Fund’s Board of Trustees (the “Board”), for the period and on the terms hereinafter set forth.  The Sub-adviser hereby accepts such employment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation herein provided.  The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Fund in any way.

2.  Obligations of and Services to be provided by the Sub-adviser.  The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a.  The Sub-adviser shall manage the investment and reinvestment of the Utility Portion of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, Prospectus and Statement of Additional Information as from time to time in effect (the “Governing Documents”) or in any report to shareholders pursuant to Rule 8b-16 of the 1940 Act, (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the “Code”) and (iii) any written instructions which the Adviser or the Fund’s Board of Trustees may issue from time to time.  The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Fund’s Board of Trustees as from time to time in effect and communicated to the Sub-adviser (the “Procedures”).  The Adviser has provided to the Sub-adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-adviser any amendments or supplements thereto. The Sub-adviser shall render such reports to the Fund’s Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. The Sub-adviser shall not vote proxies submitted by issuers of securities held in the Fund.  The voting of such proxies shall be the sole responsibility of the Adviser.

b.  The Sub-adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Utility Portion to ensure compliance with the Governing Documents, the Procedures and applicable law.  The Sub-adviser shall also cooperate with and provide sufficient information to the Adviser to assist the Adviser in its monitoring of the investment activities and portfolio holdings of the Fund, including, without limitation, the Fund's satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Code.   Notwithstanding the investment discretion delegated to the Sub-adviser hereunder, the Sub-adviser shall act on any instructions of the Adviser with respect to the investment activities used to manage the Utility Portion to ensure the Fund’s compliance with the Governing Documents, Procedures and applicable law.

c.  Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select.  The Sub-adviser shall use its best efforts to obtain the most favorable price and execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Procedures and such instructions as the Adviser may from time to time provide to the Sub-adviser, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.  On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser shall, to the extent it determines such allocation would be beneficial to the Fund, aggregate the securities to be so purchased or sold with other orders for other accounts managed by the Sub-adviser in order to obtain best execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser consistent with the Procedures and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

d.  The Sub-adviser (A) shall maintain such books and records as are required by law, including without limitation the 1940 Act and the Advisers Act, and the rules and regulations thereunder, (B) shall render to the Board such periodic and special reports as the Board or the Adviser may reasonably request in writing, and (C) shall meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-adviser's performance under this Agreement at reasonable times and upon reasonable advance written notice.  All such books and records shall be the property of the Fund, and the Sub-adviser will surrender promptly to the Fund any of such records upon the Fund’s request (provided that the Sub-adviser may retain a copy of such records) and shall make all such books and records available for inspection and use by the Securities and Exchange Commission (“SEC”), the Fund, the Adviser or any person retained by the Fund at all reasonable times.  Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

On each business day, the Sub-adviser shall provide to the Fund's custodian and the Fund’s administrator information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such other information as the Adviser may request.

e.  The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

f.  The Sub-adviser shall timely provide to the Adviser and the Fund all information and documentation they may reasonably request as necessary or appropriate in connection with the compliance by them or either of them with the requirements of any applicable law, including, without limitation, (i) information and commentary for the Fund's annual and semi-annual reports, in a format approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the portion of the Fund allocated to the Sub-adviser under this Agreement, including the relevant market conditions and the investment techniques and strategies used, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) additional certifications related to the Sub-adviser's management of the Fund in order to support the Fund's filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund's Principal Executive Officer's and Principal Financial Officer's certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a quarterly sub-certification with respect to compliance matters related to the Sub-adviser and the Sub-adviser's management of the Fund, in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-adviser's Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Sub-adviser's compliance program, in a format reasonably requested by the Adviser.

g.  Fidelity Bond and Code of Ethics.  The Sub-adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-adviser maintains (i) adequate fidelity bond insurance and (ii) an appropriate Code of Ethics and related reporting procedures.

3.  Compensation of the Sub-adviser.  In full consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser, from the fees received by the Adviser from the Fund in respect of the period in question, a fee at the annual rate of .20% of the average daily total assets (defined as net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) of the Utility Portion.  Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month.  If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated.  For the purpose of determining fees payable to the Sub-adviser, the value of the Fund’s total assets shall be computed at the times and in the manner determined by the Fund’s Board of Trustees and set forth in the Governing Documents.

4.  Other Activities of the Sub-adviser.  The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not materially impaired.   Without limiting any fiduciary duty or similar obligation of the Sub-adviser to the Fund, the Sub-adviser will implement and maintain reasonable procedures that are acceptable to the Fund and the Adviser, which acceptance shall not be unreasonably withheld, that are intended to address conflicts of interest associated with the side by side management of long only and long-short portfolios and operate in accordance with such procedures.

5.  Use of Names.  The Sub-adviser shall not use the name of the Fund or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Fund in any material that merely refers in accurate terms to the Sub-adviser’s provision of the sub-advisory services to the Fund and related performance information.

6.  Liability of the Sub-adviser.  Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.  Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Fund may have under any federal or state securities laws.

7.  Limitation of Fund’s Liability.  The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Amended and Restated Agreement and Declaration of Trust, as amended.  The Sub-adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustees or Fund officer, employee or agent of the Fund.

8.  Sub-adviser Insurance.  The Sub-adviser agrees that it will maintain at its own expense an Errors and Omissions insurance policy with respect to the Sub-adviser in an amount not less than $10 million and Commercial General Liability insurance in a commercially reasonable amount.  The foregoing policies shall be issued by insurance companies that are acceptable to the Adviser.  The minimum required amounts set forth in this insurance provision are not to be construed as a limitation on the Sub-adviser’s liability under this Agreement.  Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-adviser.

9.  Representations of the Sub-adviser.  The Sub-adviser represents and warrants as follows:

(a)        The Sub-adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)        The Sub-adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of the code of ethics.  Within 60 days of the end of each calendar quarter that this Agreement is in effect, a duly authorized officer of the Sub-adviser shall certify to the Adviser that the Sub-adviser, including its personnel, has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  The Sub-adviser will report quarterly, in reasonable detail, any violations of law or the Sub-adviser’s code of ethics related to the Fund, the Sub-adviser’s ability to comply with applicable law, or the Sub-advisor’s ability to perform under this Agreement, and the action taken in response to such violations.

(c)        The Sub-adviser will provide the Adviser and the Fund with a copy of its Form ADV Part II and promptly furnish a copy of all amendments thereto to the Adviser and the Fund.

(d)        The Sub-adviser will promptly notify the Adviser of any changes in its managing members or in the key personnel who are either the portfolio manager(s) responsible for the Fund or the principal executive officers of the Sub-adviser, or if there is otherwise an actual or expected change in control or management of the Sub-adviser.

10.  Renewal, Termination and Amendment.  This Agreement shall continue in effect for two years from the date set forth above and after such date so long as such continuance is approved in the manner provided in the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time without payment of any penalty, by the Fund’s Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 60 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.  This Agreement may also be terminated, without the payment of any penalty, by the Adviser (i) upon 60 days prior written notice to the Sub-adviser; (ii) upon material breach by the Sub-adviser of any representations and warranties set forth in this Agreement, if such breach has not been cured within seven days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of the Adviser, the Sub-adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of the Sub-adviser, the termination, resignation or other loss of a key portfolio manager, or other circumstances that the Adviser determines could adversely affect the Fund. This Agreement shall terminate automatically and immediately upon termination of the investment advisory agreement between the Adviser and the Fund.  This Agreement shall terminate automatically and immediately in the event of its assignment.  The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.  This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Fund’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.

In the event of termination of this Agreement, those paragraphs of this Agreement which govern conduct of the parties' future interactions with respect to the Sub-adviser having provided investment management services to the Fund for the duration of this Agreement, including, but not limited to, Sections 5, 6, 7, 9, and 11, shall survive such termination of this Agreement.

            11.  Confidential Relationship.  The Sub-adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information.  As used herein "Portfolio Information" means confidential and proprietary information of the Fund or the Adviser that is received by the Sub-adviser from or on behalf of the Fund or the Adviser in connection with this Agreement, and information with regard to the portfolio holdings and characteristics of the portion of the Fund allocated to the Sub-adviser that the Sub-adviser manages under the terms of this Agreement.  The Sub-adviser will restrict access to the Portfolio Information to those employees of the Sub-adviser or its affiliates or their agents who will use it only for the purpose of managing the Utility Portion, and the Sub-adviser will be obligated to ensure that it is used only for such purpose.  The foregoing shall not prevent the Sub-adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the Adviser for disclosure, which approval shall not be unreasonably withheld, (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Sub-adviser provides the Adviser with prompt written notice of such requirement prior to any such disclosure, or (5) disclosed in accordance with the Funds’ policy for disseminating portfolio holdings as disclosed in the Fund’s then-current Prospectus and Statement of Additional Information.

            12.       Notices.   Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

            Sub-adviser:

            _____________________________

            _____________________________

            _____________________________

            _____________________________

            Fax:  _______________

            with a copy to:

            ______________________________

            ______________________________

            ______________________________

            ______________________________

            Fax:  ____________

            Adviser:

            _____________________________

            _____________________________

            _____________________________

            _____________________________

            Fax:  _______________

            with a copy to:

            _____________________________

            _____________________________

            _____________________________

            _____________________________

            Fax:  _______________

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            14. Authorization.  Each of the parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions and performance of services contemplated by this Agreement have been duly authorized by all necessary corporate action by such party and when so executed and delivered, this Agreement will be the valid and binding obligation of such party in accordance with its terms.

15.  Miscellaneous.  Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.  The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                                        EVERGREEN UTILITIES AND HIGH INCOME FUND

       By: _______________________________

             Name:

              Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

        By: _______________________________

   Name:

   Title:

CROW POINT PARTNERS, LLC

By:_______________________________

       Name:

                                                              Title: